--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
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         -        Risk/Return Summary
         -        Investment Objective and Principal Strategies
         -        Principal Risks
         -        Evaluating Performance
         -        Shareholder Fees and Expenses

         -        How the Fund Invests
         -        Investment Objective and Policies
         -        Other Investments
         -        Derivative Strategies
         -        Additional Strategies
         -        Investment Risks

         -        How the Fund is Managed
         -        Manager
         -        Investment Adviser
         -        Portfolio Manager
         -        Distributor
         -        Year 2000

         -        Fund Distributions and Tax Issues
         -        Distributions
         -        Tax Issues
         -        If You Sell or Exchange Your Shares

         -        How to Buy, Sell and Exchange Shares of the Fund
         -        How to Buy Shares
         -        How to Sell Your Shares
         -        How to Exchange Your Shares

         -        Financial Highlights
         -        Class A Shares
         -        Class B Shares
         -        Class C Shares
         -        Class Z Shares

         -        The Prudential Mutual Fund Family

                    For More Information (Back Cover)

RISK / RETURN SUMMARY

This section highlights key information about the Prudential Global Limited Maturity Fund, Inc. - Limited Maturity Portfolio, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize total return, made up of current income and capital appreciation. We normally invest at least 65% of the Fund's total assets in income-producing securities of issuers in at least five different countries, including the United States. To achieve our income objective, we look for investment-grade securities denominated in the U.S. dollar and a range of foreign currencies. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------

MULTI-MARKET STRATEGY

In deciding which securities to buy, we use a multi-market style. That is, we invest in securities in different currencies, including the U.S. dollar, and within each of the countries, in diffferent types of securities. As a "global fund," we usually invest in at least five different countries, including the U.S.

The Fund is non-diversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in foreign securities, there are additional risks than if the Fund invested only in obligations of the U.S. government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund.
Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and changes in currency exchange rates can reduce or increase market performance.

         The Fund may invest up to 20% of its assets in non-investment grade securities - also known as high yield or "junk bonds" - which have a higher risk of default and tend to be less liquid.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors - including risk - can affect how the Fund performs. The following bar chart and table show the Fund's performance since it began in 1990 and demonstrate how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.

 ANNUAL RETURNS Class A shares1
(as percent)

                                                              [ Bar Chart Here]
1990:
1991:
1992:
1993:
1994:
1995:
1996:
1997:
1998:

Best Quarter:___% (___ quarter of 19__) Worst Quarter:___% ( __ quarter of 19__)
-----
1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Class A shares from 1-1-98 to 9-30-98 was __%.

2 From 11-1-90 (commencement of operations) to 12-31-90.


AVERAGE ANNUAL RETURNS AS OF 12-31-971

                   1 YR      5 YRS      SINCE INCEPTION
Class A shares                                                 (Since 11-1-90)
Class B shares                                                 (Since 11-1-90)
Class C shares                                                 (Since   8-1-94)
Class Z shares                                                 (Since   1-27-97)
Morgan GSTI2
Lipper Average3

1 The Fund's returns are after deduction of sales charges and expenses.

2 The J. P. Morgan Global Short-Term Index (GSTI) is a weighted index of liquid, short-term government bonds of the following nations: Belgium, Sweden, Germany, Australia, Canada, Denmark, France, Italy, Japan, the Netherlands, Spain, the United States and the United Kingdom. The GSTI is an unmanaged index and changes in market capitalization in the GSTI are revised monthly. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. GSTI since inception returns are _% for Class A, _% for Class B, _% for Class C and _% for Class Z shares.

3 The Lipper Average is based on the average return of all mutual funds in the

      Lipper Global Income category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper Since Inception returns are _% for Class A, for Class B, _% for Class C and _% for Class Z shares.

SHAREHOLDER FEES AND EXPENSES

This table shows the sales charges, fees and expenses for each share class of the Fund - Class A, B, C and Z. Each share class has different sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

                          SHAREHOLDER FEES1 (paid directly from your investment)

                                                CLASS A       CLASS B       CLASS C             CLASS Z
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                          3%            None          1%                  None

Maximum deferred sales charge (load)
(as a percentage of the lower of original
purchase price or sale proceeds)
                                                None          3%2           1%3                 None
Maximum sales charge (load) imposed on
reinvested dividends and other
distributions                                   None          None          None                None

Redemption fees                                 None          None          None                None

Exchange fee                                    None          None          None                None

Maximum account fee                             None          None          None                None





                           ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)

                                                CLASS A        CLASS B             CLASS C             CLASS Z
Management fees                                  .55%           .55%                .55%                .55%
+ Distribution  (12b-1) and service fees
                                                 .30%4          .75%                .75%                 None
+ Other expenses                                 _____         _____                _____              _____
= Total annual Fund operating expenses


1 The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Fund operating expenses are __%.

FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 yr            3 yrs            5 yrs            10 yrs
Class A shares
Class B shares
Class C shares
Class Z shares

You would pay the following expenses on the same investment if you did not sell your shares:

                       1 yr            3 yrs             5 yrs            10 yrs
Class A shares
Class B shares
Class C shares
Class Z shares

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to maximize total return, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund's total assets in income-producing securities - these include U.S. government securities, securities issued by foreign governments and supranational organizations, U.S. and foreign corporate debt instruments, commercial paper, loan participations, zero coupon securities, certificates of deposit, bankers' acceptances and time deposits. The Fund can invest up to 10% of its total assets in separate parts (that is, the principal or a scheduled interest payment) of U.S. and foreign government debt securities (these are called "stripped securities"). We also buy equity-related securities such as common stock, preferred stock and convertible securities. As a "global" fund, we usually invest in issuers from at least five different countries, including the U.S. Although the Fund adjusts this mix as market conditions and economic outlooks change, it typically invests at least 30% of its total assets in U.S. dollar denominated securities and at least 50% of the Fund's assets in securities denominated in U.S., Canadian, Australian or New Zealand dollars. The Fund may invest in securities of developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries.

Most of the Fund's debt securities are "investment grade." This means major rating services, like Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), have rated the securities within one of their four highest quality grades. Up to 20% of the Fund's assets may be invested in lower rated securities which are more risky, including high-yield or "junk" bonds, with a minimum rating of B by Moody's or S&P or another major rating service. We also may invest in obligations that are not rated, but which we believe are of comparable quality to the obligations described above.

The securities held by the Fund have a weighted average maturity of more than 2, but less than 5 years, with the maturity of individual securities generally not more than 10 years. The maturity of a bond is simply the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in a portfolio and dividing by the number of bonds on a weighted basis.

The Fund may also use a variety of "hedging" strategies intended to protect the value of the Fund's securities rather than to make a profit. These may include derivative transactions and cross-currency hedges which are described in more detail in the Fund's Statement of Additional Information.

         For more information about this Fund and its investments, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

         The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Global Limited Maturity Fund, Inc. can change investment policies of the Limited Maturity Portfolio that are not fundamental.

OTHER INVESTMENTS

We may also use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.


TEMPORARY DEFENSIVE INVESTMENTS

    Under normal circumstances, the Fund may invest in the commercial paper of U.S. corporations, obligations of U.S. banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies. If we believe it is necessary, we may temporarily invest up to 100% of the Fund's assets in securities denominated in U.S. dollars or U.S. Treasury securities or hold cash. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Fund's assets when the bond markets are volatile.

EQUITY-RELATED SECURITIES

         The Fund may invest up to 10% of its assets in EQUITY-RELATED SECURITIES (including up to 5% of its assets in convertible securities). These include common stock, preferred stock, warrants, and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, and securities like American Depositary Receipts (ADRs) that represent an equity investment in a foreign company. Convertible securities are bonds, debentures, corporate notes and preferred stocks that can be converted into the company's common stock or some other equity security.

LOAN PARTICIPATIONS

         The Fund may invest up to 5% of its total assets in high quality participation interests in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

ZERO COUPON SECURITIES

         The Fund may invest up to 10% of its assets in ZERO COUPON SECURITIES. These are bonds that are sold for a price that is less than their stated value. Interest payments on a zero coupon bond are not made during the life of the bond, but at the bond's maturity, the holder gets the bond's stated value. Thus, the difference between the price paid for the bond and the amount paid to the holder at the bond's maturity is the holder's return. These types of securities may experience greater fluctuation in value and less liquidity than similarly rated bonds that pay interest at regular intervals.

DERIVATIVE STRATEGIES

We may use a number of alternative investment strategies - including DERIVATIVES
- to try to improve the Fund's returns or protect its assets, although we cannot guarantee they will work. Derivatives - such as futures, options, forward foreign currency exchange contracts and options on futures - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. Any derivatives we may use may not match the Fund's underlying holdings.

The Fund may invest without limit in commercial paper and other instruments which are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upwards or downwards (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates which can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

The Fund also follows certain policies when it: BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including restricted securities, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NON-DIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments.

---------------------------------------- ---------------------------------------- -------------------------------------
INVESTMENT TYPE                          RISKS                                    POTENTIAL REWARDS
% OF FUND'S ASSETS
---------------------------------------- ---------------------------------------- -------------------------------------
INCOME-PRODUCING SECURITIES              >>Credit risk--the risk                   >>Regular interest
                                           that the borrower can't                   income
At least 65% of total assets               pay back the money
                                           borrowed or make
                                           interest payments                      >>Generally more secure than
                                           (particularly high for                   stock since companies
                                           junk bonds)                              must pay their debts
                                                                                    before they can pay
                                         >>Market risk--the risk                    dividends
                                           that bonds or other debt
                                           instruments may lose
                                           value in the market
                                           because interest rates
                                           change or there is a
                                           lack of confidence in
                                           the borrower (particularly
                                           high for junk bonds)

                                         >>Interest rate risk can lead
                                           to price volatility,  particularly
                                           for junk bonds and stripped
                                           securities

                                         >>As a non-diversified fund,
                                           will have greater exposure
                                           to loss from a single issuer

                                         >>Not all U.S. government
                                           securities are insured or
                                           guaranteed by the
                                           government but only by
                                           the issuing agency



---------------------------------------- ---------------------------------------- -------------------------------------

FOREIGN SECURITIES                       >> Foreign markets, economies            >> Investors can participate
                                            and political systems may not            in the growth of foreign
Percentage varies, but usually              be as stable as in the U.S.,             markets and companies
is       20%                                particularly those in developing         operating in those markets
                                            countries
                                                                                  >> Changing value of foreign
                                         >> Currency risk - changing                 currencies
                                            values of foreign currencies

                                         >> May be less public information
                                            about foreign companies

                                         >> Debt securities issued by
                                            supranational organizations may be
                                            backed by limited assets in the
                                            event of default

                                         >> May be less liquid than U.S. stocks
                                            and bonds

                                         >> Foreign laws and accounting
                                            standards may not be as strict as
                                            they are in the U.S.

                                         >> Year 2000 conversion
                                            may not be successful

---------------------------------------- ---------------------------------------- -------------------------------------
EQUITY-RELATED SECURITIES                >>Individual stocks could                >>Historically, stocks have out-
                                           lose value                               performed other investments
                                           over the long term
                                         >>The equity markets could
Up to 10% of total assets                  go down                               >>Generally, economic
(including up to 5% in convertible                                                 growth means higher
securities)                              >>Companies that pay                      corporate profits, which leads
                                           dividends may not do                    to an increase in stock prices,
                                           so if they don't have                   known as capital appreciation
                                           profits or adequate cash flow
                                                                                 >>May be a source
                                         >>Changes in economic or                  of dividend income
                                           political conditions,
                                           both domestic and
                                           international
---------------------------------------- ---------------------------------------- -------------------------------------
DERIVATIVES                              >>Generally involves trying              >>One way to manage
                                           to predict whether                       the Fund's risk/return
Percentage varies                          the underlying security,                 balance by locking in



                                           market index, currency                   the value of an
                                           or interest rate will                    investment ahead of
                                           increase or decrease at                  time
                                           some future date
                                                                                  >>May be used to hedge
                                         >>If the investment adviser                against changes in
                                           predicts incorrectly, the Fund           currency exchange
                                           can lose money                           rates

                                         >>Using derivatives also                 >>A source of income
                                           costs money

---------------------------------------- ---------------------------------------- -------------------------------------
ILLIQUID SECURITIES                      >>May be difficult to                    >>May offer a more
                                           value and sell                           attractive yield or
Up to 15% of net assets                                                             potential for growth
                                         >>Could result in losses                   than more liquid
                                                                                    securities

---------------------------------------- ---------------------------------------- -------------------------------------
MONEY MARKET INSTRUMENTS                 >>Limits potential for                   >>May preserve the
                                           capital appreciation                     Fund's assets
up to 100% on a temporary basis
                                         >> See Credit risk and
                                            Market risk

---------------------------------------- ---------------------------------------- -------------------------------------
LOAN PARTICIPATIONS                      >>Credit risk--the risk                 >>A source of income
                                           that the borrower can't
up to 5% of net assets                     repay the money                       >>May offer right to receive
                                           borrowed or make                        principal, interest and
                                           interest payments                       fees without as much risk as
                                                                                   a lender
                                         >>The Fund is also subject to
                                           the credit risk of the lender

---------------------------------------- ---------------------------------------- -------------------------------------
ZERO COUPON BONDS                        >>Generates "phantom income" for         >>May lock in a higher rate
up to 10% of net assets                    the Fund for tax purposes                of return than is available
                                           although no income is paid               in the market place at time
                                                                                    of maturity.
                                         >>Typically subject to greater
                                           volatility and less liquidity in
                                           adverse markets than other
                                           income producing securities

---------------------------------------- ---------------------------------------- -------------------------------------


HOW THE FUND IS MANAGED

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

         Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, the Fund paid PIFM management fees of .55% of the Fund's average net assets.

         As of November 30, 1998, PIFM served as the Manager to all __ of the Prudential Mutual Funds, and as Manager or administrator to __ closed-end investment companies, with aggregate assets of approximately $__ billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, known as Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102. Through a subadvisory agreement with PRICOA Asset Management Ltd., PRICOA furnishes investment advisory services to Prudential Investments. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses. Prudential Investments, in turn, pays PRICOA an annual fee of .30% of the Fund's average net assets. PRICOA's address is 115 Houndsditch, London EC3A 7BU.

PRICOA, an indirect wholly-owned subsidiary of Prudential, is located at Cutlers Court, 115 Houndsditch, London EC3A 7BU England. It was incorporated under U.K. law in January 1997 and as of September 30, 1998 had approximately $2.5 billion under management.


PORTFOLIO MANAGERS

The Fund is managed by J. Gabriel Irwin and Simon Wells, who head the Global Fixed Income Group of Prudential Investments. Messrs. Irwin and Wells have managed the Fund since April 1995. Messrs. Irwin and Wells have been officers of PRICOA since August 1997 and have been employed by Prudential Investments and Prudential-Bache Securities (U.K.) Inc. since April 1995. Previously, they were employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and Senior members of the Investment Policy Committee.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Shareholder Fees and Expenses" table.


YEAR 2000

Many computer systems used today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cannot guarantee that this will not be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the year 2000.

In addition, issuers of securities may also encounter year 2000 compliance problems. If these problems are significant and are not corrected, securities markets could go down or issuers could have poor performance. If the Fund owns these securities, then it is possible that the Fund could lose money.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.

         Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

         The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders, typically every quarter. For example, if the Fund owns ACME Corp bonds and the bond pays income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

         The Fund also distributes CAPITAL GAINS to shareholders - typically once a year which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and later sold the shares for a total of $1,500, the Fund has capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - the longer a security is held before it is sold, the lower the capital gains tax rate, up to a point.

         For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

         FORM 1099

During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

         WITHHOLDING TAXES

If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions, or, if federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

         IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you as a shareholder of record. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

         RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts - available to certain taxpayers beginning in 1998
- contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your broker or a Prudential professional for information on a variety of retirement plans offered by Prudential.

         IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.



        $
        RECEIPTS                               CAPITAL GAIN
        FROM SALE                              (taxes owed)

                                                       OR

                                               CAPITAL LOSS
                                               (offset against
                                               gain)


         Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

         Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

         AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares which happens automatically approximately five years after purchase - is not a "taxable event"
 because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.


HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

         HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUNDS SERVICES LLC
ATTN:  INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ  08906-5020


To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the sale of Fund shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

         Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within certain time periods (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a low front-end sales charge and a low CDSC, but the operating expenses are also higher than the expenses for Class A shares.

WHEN CHOOSING A SHARE CLASS, YOU SHOULD CONSIDER THE FOLLOWING:

o The amount of your investment
o The length of time you expect to hold the shares and the impact of the varying distribution fees.
o The different sales charges that apply to each share class Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC.
o Whether you qualify for any reduction or waiver of sales charges
o The fact that Class B shares automatically convert to Class A shares approximately five years after purchase
o Whether you qualify to purchase Class Z shares

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                             CLASS A                         CLASS B                   CLASS C               CLASS Z
                                             -------                         -------                   -------               -------
Minimum purchase amount1                     $1,000                          $1,000                    $2,500                None

Minimum amount for subsequent
purchases1                                   $100                            $100                      $100                  None

Maximum initial sales charge                 3% of the public                None                      1% of the             None
                                             offering price                                            public
                                                                                                       offering
                                                                                                       price
Contingent Deferred Sales Charge
(CDSC)2                                      None                            If sold during:           1% on sales           None
                                                                             Year 1    3%              made within
                                                                             Year 2    2%              18 months
                                                                             Year 3    1%              of purchase2
                                                                             Year 4    1%
                                                                             Year 5    0%

Annual distribution (12b-1) and              .30 of 1% (.15 of 1%            .75 of 1%                 .75% of 1%            None
service fees (shown as a                     currently)
percentage of average net assets)3

----------------------


1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services - Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.



                                       Sales charge as %    Sales charge as %     Dealer
AMOUNT OF PURCHASE                    OF OFFERING PRICE    OF AMOUNT INVESTED  REALLOWANCE
------------------                    ------------------   ------------------  -----------
Less than $100,000                          3.00%                3.09%            2.75%
$100, 000 but less than $500,000            2.50%                2.56%            2.25%
$500,000 but less than $1,000,000           2.00%                2.04%            1.75%
$1,000,000 but less than $5,000,0001        0.00%                0.00%            0.70%
$5,000,000 but less than $10,000,000        0.00%                0.00%            0.50%
$10,000,000 and above                       0.00%                0.00%            0.25%

--------------
1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

  To satisfy the purchase amounts above, you can:
o invest with an eligible group of related investors;
o buy the Class A shares of two or more Prudential Mutual Funds at the same time;
o use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or

o sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

BENEFIT PLANS. Pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code - which we call BENEFIT PLANS - can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

Certain Prudential retirement programs- such as PruArray Association Benefit Plans and PruArray Savings Programs - may also be exempt from Class A's sales charges. For more information, see the SAI or contact your Prudential professional. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

        * Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services;

        * Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name; or

        * Retirement programs where Prudential provides no administrative services.

         OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of sales charges, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Reduction and Waiver of Initial Sales Charges - Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

[PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for puchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. Such purchases must be made within 60 days of redemption. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.]

QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Fund can be purchased by any of the following:

o Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan - in combination with other plans sponsored by the same employer or group of related employers - has at least $50 million in defined contribution assets
o Participants in any fee-based program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option
o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual
  Funds are an available option
o Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds
o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)
o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan
o Prudential with an investment of $10 million or more

         In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 3% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS

If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

         When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

         The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the NET ASSET VALUE or NAV - is determined by a simple calculation - it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to price mutual funds daily.


--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio change constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds go up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND? For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your broker or a Prudential professional. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your broker or a Prudential professional will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance - which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market downturns - is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010

NEW BRUNSWICK, NJ 08906-5010

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay your sale until your check clears, which can take up to 10 days. Your broker may charge you a separate or additional fee for sales of shares.

         RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. If you invest by check, we will only process your redemptions after your check clears. You can avoid delay if you purchase by wire, certified check or cashier's check. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

         CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within four years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

o Amounts representing shares you purchased with reinvested dividends and distributions
o Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years (five years for Class B shares purchased before January 22, 1990)
o Amounts representing the cost of shares held beyond the CDSC period (four years for Class B shares and 18 months for Class C shares)

         Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

         Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to the value of your oldest shares first. To value these shares, we will use the original purchase price or the current value, whichever is less.

         As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 3% in the first year, 2% in the second, 1% in the third and the fourth, and 0% in the fifth year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC of 1% for Class C shares - which is applied to shares sold within 18 months of purchase (or one year if purchased before November 2, 1998) - is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

         The CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

         WAIVER OF THE CDSC - CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:
o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability o To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
o On certain sales from a Systematic Withdrawal Plan

     For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Waiver of Contingent Deferred Sales Charges-Class B Shares."

         WAIVER OF THE CDSC - CLASS C SHARES

The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.

         REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

         SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC wen you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

         RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. We may change the terms of the exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN:  EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ  08906-5010

         There is no sales charge for such exchanges. However, if you exchange - and then sell - Class B shares within approximately five years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.

         Remember, as we explained in the section entitled "If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account Exchange Privilege."

         [If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initials sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis, if you notify the Transfer Agent that you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.]

FREQUENT TRADING

You should not use the Fund for frequent trading in response to short-term changes in the market. Doing this makes it harder for us to efficiently manage the Fund, and it also increases transaction costs. If we believe you are engaged in this kind of trading, we reserve the right to refuse any of your purchase orders or exchanges. The Fund will reject all exchanges and purchases from any person or group we believe is following a market timing strategy unless we have an agreement to follow by certain procedures, including a daily dollar limit on trading.


FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

         Review each chart with the financial statements and report of independent accountants which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the two years ended October 31, 1998 were audited by __________, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.


CLASS A SHARES  (FISCAL YEARS ENDED 10-31)

PER SHARE OPERATING PERFORMANCE             1998              19972             1996             1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $8.82             $8.39            $8.56       $9.29
                                                               -----             -----            -----       -----
Income from investment operations:
Net investment income                                           .60               .60              .61        .70
Net realized and unrealized gain (loss)
on investment and foreign currency transactions                (.16)              .40             (.21)      (.86)
                                                               -----             -----            -----       -----
TOTAL FROM INVESTMENT OPERATIONS                                .44               1.00             .40       (.16)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (.60)             (.57)            (.48)         --
Distributions in excess of net investment income               (.25)              --                --          --
Tax return of capital distributions                              --               --              (.09)
                                                               -----             -----            -----       -----
 Total distributions                                           (.85)             (.57)            (.57)      (.57)
Net asset value, end of year                                   $8.41             $8.82            $8.39      $8.56
TOTAL RETURN1                                                   5.14%            12.35%            4.92%     (1.89)%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:                   1998              1997              1996             1995
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                                 $85,109        $69,051            $18,216    $28,841
Average net assets (000)                                      $83,590        $53,284            $20,153    $38,000
Ratios to average net assets:
Expenses, including distribution fees                         1.35%           1.32%              1.21%       1.17%
Expenses, excluding distribution fees                         1.20%           1.17%              1.06%       1.02%
Net investment income                                         6.94%           7.12%              7.25%       7.67%
Portfolio turnover rate                                         53%            101%               199%        232%
------------------------------------------------------------------------------
1  Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
2  Calculated based upon average shares outstanding during the year.


CLASS B SHARES

The financial highlights for the two years ended October 31, 1998 were audited by __________, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES  (FISCAL YEARS ENDED 10-31)

PER SHARE OPERATING PERFORMANCE             1998              19972             1996             1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $8.85             $8.42            $8.56        $9.29
                                                              -----             -----            -----        -----
Income from investment operations:
Net investment income                                           .55               .55              .56          .62
Net realized and unrealized gain (loss)
on investment and foreign currency transactions                (.16)              .40              (.19)       (.19)
                                                              -----             -----            -----        -----
TOTAL FROM INVESTMENT OPERATIONS                                .39               .95               .37        (.24)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (.55)             (.52)            (.43)          --
Distributions in excess of net investment income               (.24)              --               --            --
Tax return of capital distributions                              --               --              (.08)        (.49)
                                                              -----             -----            -----        -----
Total distributions                                            (.79)             (.52)            (.51)        (.49)
                                                              -----             -----            -----        -----
Net asset value, end of year                                  $8.45             $8.85            $8.42        $8.56
                                                              -----             -----            -----        -----
TOTAL RETURN1                                                 4.59%             11.61%            4.60%         .75%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                    1998              1997              1996             1995         1994
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                                $3,938           $44,804          $108,454    $188,966
Average net assets (000)                                    $17,941           $70,794          $139,248    $281,143
Ratios to average net assets:
Expenses, including distribution fees                         1.95%           1.92%           1.83%           1.97%
Expenses, excluding distribution fees                         1.20%           1.17%           1.08%           1.02%
Net investment income                                         6.34%           6.51%           6.61%           6.82%
Portfolio turnover                                              53%            101%            199%            232%
------------------------------------------------------------------------------
1        Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
2        Calculated based upon average shares outstanding during the year.


CLASS C SHARES

The financial highlights for the two years ended October 31, 1998 were audited by ___________, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES  (FISCAL PERIODS ENDED 10-31)

PER SHARE OPERATING PERFORMANCE             1998              1997              1996             1995         1994
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $8.85             $8.42            $8.56        $8.61
                                                             -----             -----            -----        -----
Income from investment operations:
Net investment income                                          .55               .55              .54          .14
Net realized and unrealized gain (loss)
on investment and foreign currency transactions               (.16)              .40             (.17)        (.06)
                                                             -----             -----            -----        -----
TOTAL FROM INVESTMENT OPERATIONS                               .39               .95              .37          .08
-------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                          (.55)             (.52)            (.43)         --
Distributions in excess of net investment income              (.24)               --               --          --
Tax return of capital distributions                             --                --             (.08)        (.13)
                                                             -----             -----            -----        -----
Total distributions                                           (.79)             (.52)            (.51)        (.13)
                                                             -----             -----            -----        -----
Net asset value, end of period                               $8.45             $8.85            $8.42        $8.56
                                                             -----             -----            -----        -----
TOTAL RETURN2                                                 4.59%            11.61%            4.60%         .75%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                    1998              1997              1996             1995         1994
-------------------------------------------------------------------------------------------------------------------
1994
Net assets, end of period (000)                              $107                $54             $7554       $2004
Average net assets (000)                                     $116                 $4             $1,4614     $1994
Ratios to average net assets:
Expenses, including distribution fees                       1.95%               1.92%            1.70%       .93%5
Expenses, excluding distribution fees                       1.20%               1.17%             .95%       .18%5
Net investment income                                       6.36%               6.35%            6.43%      7.02%5
Portfolio turnover                                            53%                101%             199%        232%
------------------------------------------------------------------------------
1 For the period from August 1, 1994 (when Class C shares were first offered) through October 31, 1994.
2 Total Return assumes reinvestment of dividends and  any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.  Total return for periods of less than a full year is not annualized.
3 Calculated based upon average shares outstanding during the period.
4 Amounts are actual and not rounded to the nearest thousand.
5 Annualized.



CLASS Z SHARES

The financial highlights for the year ended October 31, 1998 and for the period from January 27, 1997 through October 31, 1997 were audited by
______________________, whose report was unqualified.

CLASS Z SHARES  (FISCAL PERIODS ENDED 10-31)

PER SHARE OPERATING PERFORMANCE             1998                       19971,2
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $8.57
                                                                        -----
Income from investment operations:
Net investment income                                                    .43
Net realized and unrealized gain (loss)
on investment and foreign currency transactions                          (.11)
                                                                        -----
TOTAL FROM INVESTMENT OPERATIONS .32 Less distributions:
Dividends from net investment income                           (.43)
Distributions in excess of net investment income                         (.02)
                                                                        ------
Total distributions                                                      (.45)
                                                                        ------
Net asset value, end of period                                           $8.44
                                                                        ======
TOTAL RETURN3                                                             3.53%
RATIOS/SUPPLEMENTAL DATA                    1998                       1997
--------------------------------------------------------------------------------
Net assets, end of  period (000)                                            $4
Average net assets (000)                                                 $3084
Ratios to average net assets:
Expenses, including distribution fees                                    1.20%5
Expenses, excluding distribution fees                                    1.20%5
Net investment income                                                   14.07%5
Portfolio turnover                                                         53%
------------------------------------------------------------------------------
1 Information shown is for the period from January 27, 1997 (when Class Z shares were first offered) through October 31, 1997.
2 Calculated based upon average shares outstanding during the period.
3 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
4 Amount is actual and not rounded to the nearest thousand.
5 Annualized.

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your broker or Prudential professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS                                          GLOBAL FUNDS
 PRUDENTIAL DISTRESSED SECURITIES FUND, INC.         GLOBAL STOCK FUNDS
 PRUDENTIAL EMERGING GROWTH FUND, INC.
 PRUDENTIAL EQUITY FUND, INC.                        PRUDENTIAL DEVELOPING MARKETS FUND
 PRUDENTIAL EQUITY INCOME FUND                             PRUDENTIAL DEVELOPING MARKETS
 PRUDENTIAL INDEX SERIES FUND                                 EQUITY FUND
     PRUDENTIAL SMALL-CAP INDEX FUND                       PRUDENTIAL LATIN AMERICA
     PRUDENTIAL STOCK INDEX FUND                              EQUITY FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.             PRUDENTIAL EUROPE GROWTH FUND,
      PRUDENTIAL JENNISON GROWTH FUND                     INC.
      PRUDENTIAL JENNISON GROWTH & INCOME FUND         PRUDENTIAL GLOBAL GENESIS FUND,
PRUDENTIAL MID-CAP VALUE FUND                               INC.
PRUDENTIAL REAL ESTATE SECURITIES FUND                 PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.                   PRUDENTIAL EUROPE INDEX FUND
 PRUDENTIAL SMALL COMPANY VALUE FUND, INC.                PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL 20/20 FOCUS FUND                            PRUDENTIAL NATURAL RESOURCES FUND,
PRUDENTIAL UTILITY FUND, INC.                             INC.
NICHOLAS-APPLEGATE FUND, INC.                          PRUDENTIAL PACIFIC GROWTH FUND,
    NICHOLAS-APPLEGATE GROWTH EQUITY FUND               INC.
                                                       PRUDENTIAL WORLD FUND, INC.
ASSET ALLOCATION/BALANCED FUNDS                           GLOBAL SERIES INTERNATIONAL
PRUDENTIAL BALANCED FUND                                    STOCK SERIES
PRUDENTIAL DIVERSIFIED FUNDS                           GLOBAL UTILITY FUND, INC.
     CONSERVATIVE GROWTH FUND
     MODERATE GROWTH FUND                              GLOBAL BOND FUNDS
     HIGH GROWTH FUND                                  PRUDENTIAL GLOBAL LIMITED MATURITY
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.               FUND, INC.
PRUDENTIAL ACTIVE BALANCED FUND                             LIMITED MATURITY PORTFOLIO
                                                       PRUDENTIAL INTERMEDIATE GLOBAL
                                                          INCOME FUND, INC.
                                                       PRUDENTIAL INTERNATIONAL BOND
                                                          FUND, INC.
                                                       THE GLOBAL TOTAL RETURN FUND, INC.




 BOND FUNDS                                       MONEY MARKET FUNDS

 TAXABLE BOND FUNDS                               TAXABLE MONEY MARKET FUNDS
 PRUDENTIAL DIVERSIFIED BOND FUND, INC.
 PRUDENTIAL GOVERNMENT INCOME FUND, INC.          CASH ACCUMULATION TRUST
 PRUDENTIAL GOVERNMENT SECURITIES TRUST                LIQUID ASSETS FUND
      SHORT-INTERMEDIATE TERM SERIES                   NATIONAL MONEY MARKET FUND
 PRUDENTIAL HIGH YIELD FUND, INC.                 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND,              MONEY MARKET SERIES
 INC.                                                  U.S. TREASURY MONEY MARKET SERIES
 PRUDENTIAL INDEX SERIES FUND
      PRUDENTIAL BOND MARKET INDEX FUND           PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
PRUDENTIAL STRUCTURED MATURITY FUND, INC.              MONEY MARKET SERIES
      INCOME PORTFOLIO                            PRUDENTIAL MONEYMART ASSETS, INC.
 TAX-EXEMPT BOND FUNDS
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND             TAX-FREE MONEY MARKET FUNDS
      CALIFORNIA SERIES
      CALIFORNIA INCOME SERIES                    PRUDENTIAL TAX-FREE MONEY FUND, INC.
  PRUDENTIAL MUNICIPAL BOND FUND                  PRUDENTIAL CALIFORNIA MUNICIPAL FUND
      HIGH INCOME SERIES                               CALIFORNIA MONEY MARKET SERIES
      INSURED SERIES                              PRUDENTIAL MUNICIPAL SERIES FUND
  PRUDENTIAL MUNICIPAL SERIES FUND                     MASSACHUSETTS MONEY MARKET SERIES
      FLORIDA SERIES                                   CONNECTICUT MONEY MARKET SERIES
      MASSACHUSETTS SERIES                             NEW JERSEY MONEY MARKET SERIES
      NEW JERSEY SERIES                                NEW YORK MONEY MARKET SERIES
      NEW YORK SERIES                              COMMAND FUNDS
      NORTH CAROLINA SERIES                        COMMAND MONEY FUND
      OHIO SERIES                                  COMMAND GOVERNMENT FUND
      PENNSYLVANIA SERIES                          COMMAND TAX-FREE FUND
                                                   INSTITUTIONAL MONEY MARKET FUNDS
 PRUDENTIAL NATIONAL MUNICIPALS FUND,              PRUDENTIAL INSTITUTIONAL LIQUIDITY
           INC.                                           PORTFOLIO INC.
                                                          INSTITUTIONAL MONEY MARKET SERIES


FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ  08906-5005
(800) 225-1852
(732) 417-7555
     (if calling from outside the U.S.)

Brokers should contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ  08906-5035
(800) 225-1852

Visit Prudential's web site at
HTTP://WWW.PRUDENTIAL.COM



Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
    (incorporated by reference into this prospectus)

ANNUAL REPORT
       (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov




CUSIP Numbers:

     Class A:  74433F 10 8
     Class B:  74433F 20 7
     Class C:  74433F 50 4
     Class Z:  74433F 60 3
Investment Company Act File No:  811-6048

                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
                      Statement of Additional Information
                            dated December 30, 1998


     Prudential Global Limited Maturity Fund, Inc. is an open-end, non-diversified, management investment company or mutual fund, comprised of one portfolio-the Limited Maturity Portfolio (the "Fund"). The Fund's investment objective is to maximize total return, made up of current income and capital appreciation. It seeks to achieve this objective by investing primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years with the maturity for any individual security generally not exceeding 10 years. The Fund seeks to maximize total return by investing in debt securities denominated in U.S. dollars and a range of foreign currencies. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 30, 1998, a copy of which may be obtained from the Fund upon request.




                               TABLE OF CONTENTS



                                                                            CROSS-REFERENCE
                                                                              TO PAGE IN
                                                                 PAGE         PROSPECTUS
                                                                 -------   ----------------
Fund History .................................................   B-2              -
Description of the Fund, Its Investments and Risks ...........   B-2              -
Investment Restrictions ......................................   B-15             -
Management of the Fund .......................................   B-16             -
Control Persons and Principal Holders of Securities. .........   B-20             -
Investment Advisory and Other Services .......................   B-21             -
Brokerage Allocation and Other Practices .....................   B-24             -
Capital Shares, Other Securities and Organization ............   B-26             -
Purchase, Redemption and Pricing of Fund Shares ..............   B-27             -
Shareholder Investment Account ...............................   B-36             -
Net Asset Value ..............................................   B-41             -
Taxes, Dividends and Distributions ...........................   B-42             -
Performance Information. .....................................   B-43             -
Financial Statements .........................................   B-46             -
Report of Independent Accountants ............................   B-               -
Description of Security Ratings ..............................   A-1              -
Appendix I-General Investment Information ....................   I-1              -
Appendix II-Historical Performance Data ......................   II-1             -
Appendix III-Information Relating to Prudential ..............   III-1            -

--------------------------------------------------------------------------------
MF131B

                                  FUND HISTORY

     Prudential Global Limited Maturity Fund, Inc. was incorporated under the laws of Maryland on February 21, 1990. Its only portfolio, the Limited Maturity Portfolio (the Fund), commenced investment operations on November 1, 1990.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (A) CLASSIFICATION. The Fund is a non-diversified open-end management investment company.

     (B)  AND  (C)  INVESTMENT  STRATEGIES,   POLICIES  AND  RISKS.  The  Fund's
investment objective is to maximize total return, made up of capital appreciation and current income. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.


FOREIGN SECURITIES

     As a global fund, the Fund will invest a substantial portion of its total assets in foreign money market instruments and debt and equity securities. (ADRs are not considered foreign securities within this limitation.) In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Fund's Subadviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit (ECU), French Franc, German Mark, Italian Lira, Japanese Yen, New Zealand Dollar, Spanish Peseta, Finnish Marka, Mexican Peso, Danish Kroner, Norwegian Kroner, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.

     The Fund may also invest in debt securities denominated in the currencies of certain "emerging market" nations, such as, but not limited to, the Czech Republic, Hungary, Greece, South Korea, Hong Kong, Malaysia, Indonesia, Thailand, China, Israel, Chile, Colombia, Venezuela, Estonia, Turkey and Argentina. Companies in these markets in which the Fund may invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

     THE  FUND  MAY   INVEST  IN  DEBT   SECURITIES   ISSUED  BY   SUPRANATIONAL
ORGANIZATIONS such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

     THE FUND MAY INVEST IN DEBT SECURITIES DENOMINATED IN THE ECU, WHICH IS A "BASKET" CONSISTING OF SPECIFIED AMOUNTS OF CURRENCIES OF CERTAIN OF THE TWELVE MEMBER STATES OF THE EUROPEAN COMMUNITY. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Fund's Subadviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

     If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. See "Hedging and Return Enhancement Strategies-Special Risks Related to Forward Foreign Currency Exchange Contracts" below.


     INCOME-PRODUCING SECURITIES

     Under normal circumstances, the Fund will invest at least 65% of its total assets in income producing securities. The Fund anticipates that it will primarily invest in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade but no lower than B by either S&P or Moody's or another NRSRO.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the subadviser will consider this event in its determination of whether the Fund should continue to hold the securities.


U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. Government. Securities in which the Fund may invest that are not backed by the full faith and credit of the U.S. Government include obligations issued by the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Resolution Funding Corporation and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the

Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     SPECIAL CONSIDERATIONS. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.
     At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Risk of Transactions in Stock Options."


EQUITY AND EQUITY-RELATED SECURITIES

     Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADS), and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

     A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


LOAN PARTICIPATIONS

     The Fund may invest up to 5% of its total assets in high quality participation interests in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by the Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Fund acts as co-lender in connection with a participation interest or when it acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Fund believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of the Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of the Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund also may engage in various portfolio strategies, including using derivatives, to reduce certan risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, forward foreign currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions" below. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


     OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to enhance return or to hedge the Fund's portfolio. These options will be on equity securities and financial indices (E.G., S&P
500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd (PRICOA, and collectively with Prudential Investments, the Subadviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other carefully selected debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Company has approved a list of dealers with which the Fund may engage in OTC options.

     When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of call options the Fund may write. The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.


     OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund's transactions in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

     The Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund may purchase and sell interest rate and financial futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire and may also purchase or sell currency futures contracts and options thereon to manage currency risks. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

     The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's asssets which can be placed in the segregated account.

     The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

     Certain of the futures and options on futures sold or purchased in the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental action affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.


     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.


     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

     Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

     The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets, taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for BONA FIDE hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

     The Fund will use stock index futures and options thereon as described herein in a manner consistent with these requirements.

     The Fund's ability to enter into or close out stock index futures contracts, options thereon and options on stocks and stock indices may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."


     RISKS OF TRANSACTIONS IN STOCK OPTIONS

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, The Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.


     RISKS OF OPTIONS ON INDICES

     The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced, including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

     Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     SPECIAL RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or securities will be segregated so that the value of the assets will, at all times, equal the amount of the Fund's net commitment with respect to such contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may  purchase  or sell  securities  on a  when-issued  or  delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


SHORT SALES AGAINST-THE-BOX

     The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box).


REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Directors. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


BORROWING

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will segregate cash or liquid assets with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.


ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


(C) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate or government), obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies, repurchase agreements (described more fully above) and cash (foreign currencies or U.S. dollars). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


(D) PORTFOLIO TURNOVER

     As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1998 and 1997 were % and 53%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocations and Other Practices" and "Taxes, Dividends and Distributions."


     SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 5% of its total assets in shares of closed-end investment companies or investment trusts. To the extent the Fund invests in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. The Fund's fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this Statement of Additional Information means the lesser of (1) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

     The Fund may not:

     (1) Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

     (2) Make short sales of securities or maintain a short position, except short sales "against-the-box."

     (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of securities subject to repurchase agreements, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the purchase or sale of options and futures contracts or options thereon, are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of options, futures contracts or related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

     (4) Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

     (5) Make loans, except (i) through repurchase agreements, (ii) through loan participations, and (iii) loans of portfolio securities (limited to 30% of the Fund's total assets).

     (6) Make investments for the purpose of exercising control or management over the issuers of any security.

     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND


                            POSITION                                    PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND (AGE)   WITH FUND                                  DURING PAST FIVE YEARS
--------------------------- -------------------- ------------------------------------------------------------------
Edward D. Beach (73)        Director             President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture
                                                  Industries, Inc.; Certified Public Accountant; Secretary and
                                                  Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                  Board of Trustees of Mars Hill College and Director or Trustee of
                                                  funds within the Prudential Mutual Funds.

Delayne Dedrick Gold (59)   Director              Marketing and Management Consultant and Director or Trustee of
                                                  funds within the Prudential Mutual Funds.\

* Robert F. Gunia (51)      Vice President and   Vice President (since September 1997), Prudential Investments;
                            Director              Executive Vice President and Treasurer (since December 1996),
                                                  Prudential   Investments   Fund
                                                  Management  LLC (PIFM);  Senior
                                                  Vice  President   (since  March
                                                  1987) of Prudential  Securities
                                                  Incorporated        (Prudential
                                                  Securities);   formerly   Chief
                                                  Administrative   Officer  (July
                                                  1990-September  1996), Director
                                                  (January  1989-September 1996),
                                                  and Executive  Vice  President,
                                                  Treasurer  and Chief  Financial
                                                  Officer  (June   1987-September
                                                  1996) of Prudential Mutual Fund
                                                  Management,      Inc.;     Vice
                                                  President  and Director  (since
                                                  May  1989) of The Asia  Pacific
                                                  Fund,   Inc.  and  Director  or
                                                  Trustee  of  funds  within  the
                                                  Prudential Mutual Funds.

                               POSITION                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND (AGE)      WITH FUND                          DURING PAST FIVE YEARS
-------------------------      ---------                          ----------------------
Douglas H. McCorkindale (58)   Director    Vice Chairman (since March 1984) and President (since
                                            September 1997) of Gannett Co. Inc. (publishing and media);
                                            Director of Continental Airlines, Inc., Gannett Co., Inc. and
                                            Frontier Corporation and Director or Trustee of funds within the
                                            Prudential Mutual Funds.

* Mendel A. Melzer, CFA (38)   Director    Chief Investment Officer (since October 1996) of Prudential Mutual
  100 Mulberry Street                       Funds; formerly Chief Financial Officer of Prudential Investments
  Gateway Two                               (November 1995-September 1996), Senior Vice President and
  Newark, NJ 07102                          Chief Financial Officer of Prudential Preferred Financial Services
                                            (April 1993-November 1995),  Managing
                                            Director  of  Prudential   Investment
                                            Advisors (April  1991-April 1993) and
                                            Senior Vice  President of  Prudential
                                            Capital  Corporation (July 1989-April
                                            1991);   Chairman   and  Director  of
                                            Prudential  Series Fund,  Inc.; , and
                                            Director  or Trustee of funds  within
                                            the Prudential Mutual Funds.

Thomas T. Mooney (56)          Director    President of the Greater Rochester Metro Chamber of Commerce;
                                            former Rochester City Manager; Trustee of Center for
                                            Governmental Research, Inc.; Director of Blue Cross of
                                            Rochester, The Business Council of New York State, Executive
                                            Service Corps of Rochester, Monroe County Water Authority,
                                            Rochester Jobs, Inc., Monroe County Industrial Development
                                            Corporation, Northeast Midwest Institute; President, Director
                                            and Treasurer of First Financial Fund, Inc. and The High Yield
                                            Plus Fund, Inc. and Director or Trustee of funds within the
                                            Prudential Mutual Funds.

Stephen P. Munn (55)           Director    Chairman (since January 1994), Director and President (since
                                           1988) and Chief Executive Officer (1988-December 1993) of
                                           Carlisle Companies Incorporated (manufacturer of industrial products) and Director or Trustee of funds within the Prudential
                                           Mutual Funds.

* Richard A. Redeker (54)      Director    Employee of Prudential Investments; formerly President, Chief
  100 Mulberry Street                       Executive Officer and Director (October 1993-September 1996),
  Gateway Three                             Prudential Mutual Fund Management, Inc., Executive Vice
  Newark, NJ 07102                          President, Director and Member of Operating Committee
                                            (October     1993-September    1996),
                                            Prudential    Securities,    Director
                                            (October   1993-September   1996)  of
                                            Prudential  Securities  Group,  Inc.,
                                            Executive   Vice    President,    The
                                            Prudential   Investment   Corporation
                                            (January     1994-September    1996),
                                            Director   (January    1994-September
                                            1996),    Prudential    Mutual   Fund
                                            Distributors,   Inc.  and  Prudential
                                            Mutual  Fund   Services,   Inc.,  and
                                            Senior  Executive  Vice President and
                                            Director    of    Kemper    Financial
                                            Services,       Inc.       (September
                                            1978-September  1993);  President and
                                            Director  of The  High  Yield  Income
                                            Fund, Inc. and Director or Trustee of
                                            funds  within the  Prudential  Mutual
                                            Funds.

Robert B. Smith (58)           Director    Chairman and Chief Executive Officer (since August 1996),
                                            formerly President and Chief Executive Officer (January
                                            1988-August 1996) and President and Chief Operating Officer
                                            (September 1981-December 1988) of Publishers Clearing
                                            House; Director of BellSouth Corporation, Texaco Inc., Spring
                                            Industries Inc. and Kmart Corporation and Director or Trustee of
                                            funds within the Prudential Mutual Funds.

                            POSITION                                    PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND (AGE)   WITH FUND                                  DURING PAST FIVE YEARS
-------------------------   ---------                                  ----------------------
Brian M. Storms (44)        President and         President, Prudential Investments (October 1998-Present).
                            Director               President, Prudential Mutual Funds, Annuities, and Investment
                                                   Management Services (September 1996-October 1998).
                                                   Managing Director, Fidelity Investments Institutional Services
                                                   Company, Inc. (July 1991-September 1996). President, J.K.
                                                   Schofield (October 1989-September 1991). Senior Vice
                                                   President, INVEST Financial Corporation (September
                                                   1982-October 1989).

Louis A. Weil, III (57)     Director              Publisher and Chief Executive Officer (since January 1996) and
                                                   Director (since September 1991) of Central Newspapers, Inc.;
                                                   Chairman of the Board (since January 1996), Publisher and
                                                   Chief Executive Officer (August 1991-December 1995) of
                                                   Phoenix Newspapers, Inc.; formerly, Publisher (May
                                                   1989-March 1991) of Time Magazine, President, Publisher and
                                                   Chief Executive Officer (February 1986-August 1989) of The
                                                   Detroit News and member of the Advisory Board, Chase
                                                   Manhattan Bank-Westchester; Director of The High Yield Income
                                                   Fund, Inc. and Director or Trustee of  funds within the
                                                   Prudential Mutual Funds.

Clay T. Whitehead (59)      Director              President of National Exchange Inc. (new business development firm) (since May 1983) and Director or Trustee of  funds
                                                   within the Prudential Mutual Funds.

Grace C. Torres (39)        Treasurer and         First Vice President (since December 1996) of PIFM; First Vice
                            Principal Financial    President (since March 1993) of Prudential Securities; formerly
                            and Accounting         First Vice Principal Financial President (March 1994-September
                            Officer                1996) of Prudential Mutual Fund and Accounting Management,
                                                   Inc. and Vice President (July 1989-March 1994) of Bankers
                                                   Trust Corporation.

Marguerite E. H. Morrison   Secretary             Vice President and Associate General Counsel (since December
(42)                                               1996) of PIFM; Vice President and Associate General Counsel of
                                                   Prudential Securities; formerly Vice President and Associate
                                                   General Counsel (June Secretary 1991-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.

Stephen  M. Ungerman  (44)  Assistant Treasurer   Tax Director (since March 1996) of Prudential Investments;
                                                   formerly First Vice President (February 1993-September 1996)
                                                   of Prudential Mutual Fund Management, Inc.

----------
 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, The Prudential Insurance Company of America or the Manager.
** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of the Manager or the investment adviser annual compensation of $2,500, in addition to certain out-of-pocket expenses.

     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended October 31, 1998 and the aggregate compensation paid to such Director for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.


                              COMPENSATION TABLE


                                   PENSION OR
                                                        RETIREMENT                           TOTAL 1997 COMPENSATION
                                        AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL       FROM FUND AND FUND
                                      COMPENSATION    AS PART OF FUND     BENEFITS UPON          COMPLEX PAID TO
NAME AND POSITION                       FROM FUND        EXPENSES          RETIREMENT               TRUSTEES
-----------------                    -------------- ------------------ ------------------  ---------------------------
Edward D. Beach-Director             $                     None                N/A              $     135,000(38/63)*
Delayne D. Gold-Director                                   None                N/A              $     135,000(38/63)*
Robert F. Gunia-Director+                 --               None               None                          None
Douglas H. McCorkindale-Director**                         None                N/A              $      70,000(20/35)*
Mendel A. Melzer-Director+                --               None               None                          None
Thomas T. Mooney-Director**                                None                N/A              $     115,000(31/64)*
Stephen P. Munn-Director                                   None                N/A              $      45,000(15/21)*
Richard A. Redeker-Director+               -               None               None                          None
Robin B. Smith-Director**                                  None                N/A              $      90,000(27/34)*
Louis A. Weil, III-Director                                None                N/A              $      90,000(26/50)*
Clay T. Whitehead-Director                                 None                N/A              $      45,000(15/21)*

----------
 * Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.
** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,707 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.
 + Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested
   Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund Family.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund which are sold without either an initial sales charge or CDSC to a limited group of investors.

     As of December , 1998, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

     As of December , 1998, each of the following entities owned more than 5% of the outstanding voting securities of each of the classes indicated:
        owned         Class   shares (or approximately   % of the outstanding
Class   shares).

     As of December , 1998, Prudential Securities was record holder of Class A shares (or % of the outstanding Class A shares), Class B shares
(or % of the outstanding Class B shares), Class C shares (or % of the outstanding Class C shares) and Class Z shares (or % of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed-Manager" in the Prospectus. As of November 30, 1998, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $ billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the
Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and the Fund's Transfer Agent and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

     For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .55 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess.
No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or Subadviser;

     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser), pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended October 31, 1998, 1997 and 1996, the Manager received management fees of $ , $559,063 and $682,450, respectively, from the Fund.

     The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services and PRICOA is paid by the Subadviser a fee at the annual rate of 0.30% of 1% of the Fund's average net assets for furnishing these services.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. [PIC remuneration for last 3 yrs.]


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund Is Managed-Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintainance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution related fees payable under the Class A Plan to .15 of 1.% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

     For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received payments of approximately $ and, $ respectively, under the Class A Plan and spent approximately $ and $ , respectively, in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities also received approximately $ and $ , respectively, in initial sales charges.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received $ and $ , respectively, from the Fund under the Class B Plan and spent approximately $ and $ , respectively, in distributing the Fund's Class B shares. It is estimated that of the latter total amount, approximately % ($ ) was spent on printing and mailing of prospectuses to other than current shareholders; % ($ ) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and
    % ($ ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers ( % or $ ) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses ( % or $ ). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruico Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $ and $ , respectively, in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received $ and $ , respectively, under the Class C Plan and spent approximately $ and $ , respectively, in distributing Class C shares. It is estimated that of the latter total amount, approximately % ($ ) was spent on printing and mailing of prospectuses to other than current shareholders; % ($ ) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and
     % ($ ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers ( % or $ ) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses ( % or $ ). The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $ and $ , respectively, in contingent deferred sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to brokers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     [NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.]


(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     The Transfer Agent, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee of $ per shareholder account, a new account set-up fee of $ for each manually established account and a monthly inactive zero balance account fee of $ per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.

     The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

     The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for
Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     During the fiscal years ended October 31, 1997 and 1996, the Fund did not pay any brokerage commissions to Prudential Securities. During the fiscal year ended October 31, 1998, the Fund paid total brokerage commissions of $ , of which $ or % of the total brokerage, was paid to Prudential Securities.

     The Fund effected approximately % of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 1998. Of the total brokerage commissions paid during that period, $ (or %) were paid to firms which provide research, statistical or other services to the Subadviser. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at October 31, 1998. As of October 31, 1998, the Fund held securities of in the amount of $ .


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue an unlimited number of shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide - How to Sell Your Shares" in the Prospectus.

     Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account- Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is eligible to invest (Class A, Class B, Class C or Class Z shares).

     If an investor arranges for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, Class A, Class B, Class C or Class Z shares and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share .................  $
Maximum sales charge (3% of offering price) ............................
Maximum offering price to public .......................................  $
                                                                          ========
CLASS B
Net asset value, redemption price and offering price per Class B share*   $
                                                                          ========
CLASS C
Net asset value and redemption price per Class C share* ................  $
Sales Charge (1% of offering price) ....................................
Offering price to public ...............................................  $
                                                                          ========
CLASS Z ................................................................
Net asset value, redemption price and offering price per Class Z share .  $
                                                                          ========

----------
** Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.


SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 3% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES-CLASS A SHARES

     BENEFIT PLAN. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, B264 and units of The Stable Value Fund (SVF), and unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

     PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

     PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     o   officers of the Prudential Mutual Funds (including the Fund),

     o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

     o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

     o   Prudential,   employees  and  special  agents  of  Prudential  and  its
         subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and

     o investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund-Reducing or Waiving of Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     o   an individual;

     o   the individual's spouse, their children and their parents;

     o   the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners); o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or a broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through a broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other
Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charges", below.

     The Distributor will pay, from its own resources, sales commissions of up to 3% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.


CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o   pension, profit-sharing or other employee benefit plans qualified under
         Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     o participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option;


     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option;

     o   Benefit  Plans  for  which  Prudential  Retirement  Services  serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

     o   Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray Plan (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. [These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.]


SALE OF SHARES

     An  investor  can  redeem  shares  at any  time  for  cash at the NAV  next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If an investor is redeeming shares through a broker, the broker must receive the sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. The investor's broker will be responsible for furnishing all necessary documentation to the Distributor and may charge the investor for its services in connection with redeeming shares of the Fund.

     If an investor hold shares of the Fund through Prudential Securities, he or she must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If an investor holds shares in non-certificate form, a written request for redemption signed by the investor exactly as the account is registered is required. If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or the investor's broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to the investor's broker.

     SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems his or her shares and have not previously exercised the repurchase privilege, the shareholder may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholders which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-Exchange Privilege."

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                            CONTINGENT DEFERRED SALES
                                             CHARGE AS A PERCENTAGE
       YEARS' SINCE PURCHASE                 OF DOLLARS INVESTED OR
       PAYMENT MADE                           REDEMPTION PROCEEDS
       ---------------------            ------------------------------
       First ........................                3.0%
       Second .......................                2.0%
       Third ........................                1.0%
       Fourth .......................                1.0%
       Fifth and thereafter .........                None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES-CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 591|M/2 or a periodic distribution based on life expectancy;

     (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 591|M/2; and

     (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     Shareholders must notify the Fund's Transfer Agent either directly or through the brokers, at the time of redemption, that they are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                               REQUIRED DOCUMENTATION
Death                                                            A copy of the shareholder's death certificate  or, in the case of a trust, a copy  of the grantor's death  certificate, plus  a copy of the trust agreement identifying the grantor.


Disability-An  individual will be considered disabled if he      A copy of the Social Security  Administration  award  letter  or a
or  she  is  unable to  engage in  any substantial  gainful      letter  from a  physician  on the  physician's  letterhead  stating
activity by reason of any  medically  determinable physical      that the shareholder  (or, in the case of a trust,  the grantor) is
or mental  impairment  which can  be  expected to result in      permanently  disabled.  The letter must  also  indicate the date of
death or to be of long-continued  and indefinite  duration.      disability.

Distribution from an IRA or 403(b) Custodial Account             A copy  of the distribution form from the custodial firm indicating
                                                                 (i)  the  date  of  birth of  the  shareholder and  (ii)  that  the shareholder is over age 59 1/2 and is taking a normal distribution-
                                                                 signed by the shareholder.

Distribution from Retirement                                     Plan A letter signed by  the plan  administrator/trustee indicating the reason for the distribution. Excess Contributions A letter from the shareholder (for an IRA) or  the  plan administrator/trustee on company letterhead indicating the  amount of the excess and whether or not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


QUANTITY DISCOUNT-CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                                CONTINGENT DEFERRED SALES CHARGE
                                               AS A PERCENTAGE OF DOLLARS INVESTED
                                                    OR REDEMPTION PROCEEDS
                                        -------------------------------------------
YEAR SINCE PURCHASE
 PAYMENT MADE                            $500,001 TO $1 MILLION     OVER $1 MILLION
-------------------------------------   ------------------------   ----------------
      First .........................   %                          %
      Second ........................   %                          %
      Third .........................   %                          %
      Fourth and thereafter .........   %                          %

     Shareholders must notify the Fund's Distributor either directly or through Prudential Securities or Prusec, at the time of redemption, that they are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of their holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES-CLASS C SHARES

     PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans for which Prudential provides administrative or recordkeeping services that participate in the PruArray Plan.


CONVERSION FEATURE-CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, an investor must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, the investor may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For the investor's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the investor will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the investor. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If an investor holds shares through Prudential Securities, the shares must be exchanged by contacting the investor's Prudential Securities financial adviser.

     If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

     An investor may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and investors should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

    Prudential California Municipal Fund
        (California Money Market Series)
       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of the money market funds specified below. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

     [The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.]

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or the investor's broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF
MONTHLY INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
--------------------------   ----------   ----------   ----------   ---------
  25 Years ...............     $  110       $  165       $  220      $  275
  20 Years ...............        176          264          352         440
  15 Years ...............        296          444          592         740
  10 Years ...............        555          833        1,110       1,388
  5 Years ................      1,371        2,057        2,742       3,428
  See "Automatic Investment Plan."

----------
  1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or an investor's broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING1


CONTRIBUTIONS       PERSONAL
MADE OVER:          SAVINGS         IRA
---------------   -----------   ----------
  10 years         $ 26,165      $ 31,291
  15 years           44,675        58,649
  20 years           68,109        98,846
  25 years           97,780       157,909
  30 years          135,346       244,692

----------
1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held.

     Qualification as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gain or loss on the sale, lapse or other termination of options on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" are to be subject to rules which apply certain wash sale and short sale provisions of the Internal Revenue Code. The Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Dividends and distributions may also be subject to state and local taxes.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


     The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (I.E., treat them as sold for fair market value at the end of the year).

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.


                            PERFORMANCE INFORMATION

     Average  Annual Total Return.  The Fund may from time to time advertise its
average  annual  total  return.   Average  annual  total  return  is  determined
separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:


                                P(1 + T)n = ERV

Where: P  = a hypothetical initial payment of $1,000
       T  = average annual total return
       n  = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total returns for Class A shares for the one year, five year and since inception (November 1, 1990) periods ended October 31, 1998 were , and , respectively. The average annual total returns for Class B shares for the one year, five year and since inception (November 1, 1990) periods ended October 31, 1998 were , and , respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1998 were and , respectively. The average annual total returns for the Class Z shares for the one year and since inception (January 27, 1997) periods ended October 31, 1998 were and , respectively.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                        P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (0r fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The aggregate total returns for Class A shares for the one year, five year and since inception periods ended on October 31, 1998 were %, % and
     %, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception periods ended on October 31, 1998 were
     %, % and %, respectively. The aggregate total returns for Class C shares for the one year and since inception periods ended October 31, 1998 were % and %, respectively. The aggregate total returns for the Class Z shares for the one year and since inception periods ended October 31, 1998 were % and %, respectively.

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                    a - b
                           YIELD = 2[(-----  + 1)6-1]
                                       cd

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended October 31, 1998 were %, %, % and % for the Class A, Class B, Class C and Class Z
shares, respectively.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1

                                 [ART TO COME]







----------
  1 Source:  Ibbotson  Associates,  "Stocks,  Bonds,  Bills  and  Inflation-1998
Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                      [FINANCIAL STATEMENTS TO COME]

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

     AAA:An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I-GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.


ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.


POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.











                                     C/R/C












Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS









                               [NEW ART TO COME]












----------
1 LEHMAN BROTHERS  TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation
  (FHLMC).
3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged  index  comprising  over
  750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/86-12/31/97 (IN U.S. DOLLARS)







                                     [ART]







Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.










                                     [ART]







Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                   ----------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          WORLD TOTAL: $12.5 TRILLION










                                     [ART]








                      Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

   This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)










                                [CHART TO COME]









----------------------------------------
Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.









                                    [CHART]







----------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                APPENDIX III-INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

     MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

     REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.2

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.


     FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of December 30, 1997 Prudential Investments Fund Management is the eighteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


----------
1 PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust. 2 As of December 31, 1996.

                                     III-1

     EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     TRADING DATA.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------
3 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
5 Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
6  As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.7


     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.


     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities' analysts were ranked as first-team finishers.8


     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.


     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.





















----------
7  As of December 31, 1997.
8 On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a)  Financial Statements:
     (1) The following financial statements are included in the Prospectus constituting Part A of this Registration Statement: Financial Highlights.
      (2) The following financial statements are included in the Statement of Additional Information, constituting Part B of this Registration Statement on behalf of the Prudential Global Limited Maturity Fund, Inc. - Limited Maturity Portfolio.

         Portfolio of Investments at October 31, 1997
         Statement of Assets and Liabilities at October 31, 1997
         Statement of Operations for the fiscal year ended October 31, 1997 Statement of Changes in Net Assets for the fiscal years ended October 31, 1997 and October 31, 1996

         Notes to Financial Statements

         Financial Highlights
         Report of Independent Accountants
         Independent Auditors' Report


     (b)  Exhibits:

      1. (a) Amended and Restated Articles of Incorporation incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (b) Articles of Amendment to the Articles of Incorporation effective October 3, 1995, incorporated by reference to Exhibit 1(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

        (c) Articles of Amendment to the Articles of Incorporation effective October 17, 1995, incorporated by reference to Exhibit 1(c) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.
        (d) Articles Supplementary incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 27, 1996.

      2. By-Laws of the Registrant incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

      4. Instruments defining rights of shareholders incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33470) filed via EDGAR by Registrant on December 30, 1993.

      5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.
         (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

      5. (c)Sub-Investment Management Agreement between the Prudential Investment Corporation and PRICOA Asset Management Limited*

      6. (a)Distribution Agreement*
         (b)Form of Selected Dealer Agreement*

      8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit No. 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.
         (b) Form of Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to
         Exhibit 9(b) to the Registration Statement on Form N-14 (File No 33-63625) filed via EDGAR on October 24, 1995.

      9. Transfer Agency and Dividend Disbursing Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     10. Not Applicable

     11. (a) To be filed by amendement
         (b) To be filed by amendement

     13. Not Applicable.


     14. Not Applicable.

     15. (a)AMENDED AND RESTATED Distribution and Service Plan for Class A shares.*
         (b)AMENDED AND RESTATED Distribution and Service Plan for Class B shares.*
         (c)AMENDED AND RESTATED Distribution and Service Plan for Class C shares.*

     17. Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*


     18. Form of Amended Rule 18f-3 Plan*
- ---------

* Filed herewith.



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is controlled by or under common control with the Registrant.



ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
     As of December , 1998 there were Class A shareholders, Class B shareholders, Class C and Class Z shareholders of the Fund.


ITEM 27. INDEMNIFICATION.
     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VI of the Fund's Articles of Incorporation (Exhibit 1 to the Registration Statement) and Section 2-418 of the Maryland General Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registrant unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities
Act of 1933, as amended ("Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification agaisnst such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
     The Registrant intends to purchase an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, the Management Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain, in effect.



ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC (PIFM).
     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.
     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference
     (File No. 801-31104). The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.





NAME AND ADDRESS     POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
- -------------------- ----------------------- ------------------------------------------------------------------
Brian Storms         Officer-in-Charge,      President, Prudential Mutual Funds & Annuities (PMF&A); Officer-
                     President, Chief        in-Charge, President, Chief Executive Officer and Chief Operating
                     Executive Officer and   Officer, PIFM
                     Chief Operating
                     Officer
Frank W. Giordano    Executive Vice          Senior-Vice President, Prudential Securities Incorporated; Executive Vice
                     President, Secretary    President, Secretary and General Counsel, PIFM
                     and General Counsel
Robert F. Gunia      Executive Vice          Vice President, Prudential Investments; Executive Vice President and
                     President and           Treasurer, PIFM; Senior Vice President, Prudential Securities Incorporated
                     Treasurer
Neil A. McGuinness   Executive Vice          Executive Vice President and Director of Marketing, PMF&A;
                     President               Executive Vice President, PIFM
Robert J. Sullivan   Executive Vice          Executive Vice President, PMF&A; Executive Vice President, PIFM
                     President


     (b) The Prudential Investment Corporation (PIC)


     See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.




NAME AND ADDRESS       POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
----------------       -----------------                             ---------------------
E. Michael Caulfield   Chairman of the         Chief Executive Officer of Prudential Investments (PIC) of The
                       Board, President and    Prudential Insurance Company of America (Prudential)
                       Chief Executive
                       Officer and Director
Mendel A. Melzer, CFA  Senior Vice President   Chief Investment Officer of Prudential Mutual Funds
Gateway Center Two     and Director            President of Private Asset Management Group of Prudential; Senior
100 Mulberry Street
Newark, NJ 07102
John R. Strangfeld     Vice President          Vice President, Prudential; Vice President and Director, PIC
                       and Director


ITEM 29. PRUDENTIAL UNDERWRITERS
     (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund,
Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc. Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund,
Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structed Maturity Fund, Inc. Prudential Tax-Free Money Fund,
Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

     (b) Information concerning the officers and directors of PIMS is set forth below.

                              Positions and                           Positions and
                              offices with                            Offices with
Name(1)                       Underwriter                             Registrant
E. Michael Caulfield          President                               None
Mark R. Fetting
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102    Executive Vice President                      None
Mendel A. Melzer, CFA
  Gateway Center Two
  100 Mulberry Street
  Newark, NJ 07102            Executive Vice President                     Director
Jean D. Hamilton              Executive Vice President                        None
Ronald P. Joelson             Executive Vice President                        None
Brian M. Storms               Executive Vice President                        None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102
John R. Strangfeld            Executive Vice President                        None
Mario A. Mosse                Senior Vice President and Chief Operating       None
  Gateway Center Three        Officer
  100 Mulberry Street
  Newark, New Jersey 07102
Scott S. Wallner              Vice President, Secretary and Chief Legal       None
                                Officer
Michael G. Williamson         Vice President, Comptroller and Chief           None
                                Financial Officer
C. Edward Chaplin             Treasurer                                       None

(1) The address of each person named is Prudential Plaza, Newark, New Jersey 07102 unless otherwise noted.



     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 and PRICOA Asset Management Ltd, 115 Houndsditch, London EC3A 7BU. Documents required by Rules 31a-1 (b)(5), (6), (7), (9), (10) and (11), 31a-1(f) 31a-1(b)(4) and 11 and
31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.



ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed-Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

Registrant make the following undertaking:

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newark, and State of New Jersey, on the 2nd day of November, 1998.


                                  PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC. /s/ Richard A. Redeker
                                  -------------------
                                  (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.





           Signature                        Title                    Date
- --------------------------------   ------------------------   ------------------
/s/ Grace C. Torres                Treasurer and                November 2, 1998
-------------------------------   Principal Financial and
  Grace C. Torres                  Accounting Officer

/s/ Edward D. Beach                Director                     November 2, 1998
-------------------------------
  Edward D. Beach

/s/ Delayne Dedrick Gold           Director                     November 2, 1998
-------------------------------
  Delayne Dedrick Gold

/s/ Robert F. Gunia                Vice President and Director  November 2, 1998
-------------------------------
  Robert F. Gunia

/s/ Douglas McCorkindale           Director                     November 2, 1998
-------------------------------
  Douglas McCorkindale

/s/ Mendel A. Melzer               Director                     November 2, 1998
-------------------------------
  Mendel A. Melzer

/s/ Thomas T. Mooney               Director                     November 2, 1998
-------------------------------
  Thomas T. Mooney

/s/ Stephen P. Munn                Director                     November 2, 1998
-------------------------------
  Stephen P. Munn

/s/ Richard A. Redeker             President and Director       November 2, 1998
-------------------------------
  Richard A. Redeker

/s/ Robin B. Smith                 Director                     November 2, 1998
-------------------------------
  Robin B. Smith

/s/ Louis A. Weil, III            Director                      November 2, 1998
-------------------------------
  Louis A. Weil, III

/s/ Clay T. Whitehead              Director
-------------------------------
  Clay T. Whitehead

                                 EXHIBIT INDEX



 1. (a) Amended and Restated Articles of Incorporation incorporated by reference to Exhibit 1 to Post-Effective Amendment No.9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

  (b) Articles of Amendment to the Articles of Incorporation effective October 3, 1995, incorporated by reference to Exhibit 1(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

  (c) Articles of Amendment to the Articles of Incorporation effective October 17, 1995, incorporated by reference to Exhibit 1(c) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

  (d) Articles Supplementary incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 27, 1996.

 2. By-Laws of the Registrant incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

 4. Instruments defining rights of shareholders incorporated by reference to
    Exhibit 4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33470) filed on Edgar by Registrant on December 30, 1993.

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

  (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation incorporated by reference to Exhibit No. 5(b) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

 5 (c) Sub-Investment Management Agreement between The Prudential Investment
       Corporation and PRICOA Asset Management Limited*

 6 (a) Distribution Agreement*
   (b) Form of Selected Dealer Agreement*

 8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit No. 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

  (b) Form of Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit 9(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

 9. Transfer Agency and Dividend Disbursing Agreement between the Registrant and Prudential Mutual Fund Services, Inc. incorporated by reference to Exhibit No. 9 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

10. Not Applicable

11.(a) To be filed by Amendment

   (b) To be filed by Amendment

13. Not Applicable.

14. Not Applicable.

15. (a) AMENDED AND RESTATED Distribution and Service Plan for Class A shares.*
    (b) AMENDED AND RESTATED Distribution and Service Plan for Class B shares.*
    (c) AMENDED AND RESTATED Distribution and Service Plan for Class C shares.*

16. Schedule of Computation of Performance Quotations incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on February 9, 1996.

17. Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*

18. Form of Amended Rule 18f-3 Plan*

------------

* Filed herewith.